UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

U.S. Treasury Money Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities produced mixed results over the last six months. In large part, this was a consequence of investors turning away from the safe haven of U.S. government securities and seeking higher yields in riskier securities. After rising somewhat early in the year, however, longer-term Treasury yields remained contained due to concerns over the strength and viability of the economic recovery and subdued inflation pressures. Short-term Treasury yields decreased over the past six months as investors appeared to accept the Fed’s assurance that economic conditions were “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

ECONOMY AND INTEREST RATES

The steep recession that started in December 2007 finally began to ease over the past six months. Gross domestic product (GDP), which had contracted at an annualized rate of 6.4% in the first quarter of 2009, declined by only 0.7% in the second quarter and grew by 2.8% in the third quarter. While national unemployment has increased to 10% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early-March lows.

The massive stimulus response by the Federal Reserve to combat the recession remained firmly in place through the final months of 2009 and continued to push short-term rates to historic lows. With a target fed funds rate of 0.00% to 0.25%, along with quantitative easing in the form of unprecedented open market purchases of Treasury and mortgage-backed securities, the Fed remains committed to reviving an economy that is still reeling from the aftereffects of the financial turmoil of the past two years. Credit markets also rebounded strongly due to aggressive actions taken by the Fed and the Treasury Department. The influence of the Treasury’s Troubled Asset Relief Program (TARP) was the key to the financial system’s recovery in late 2008 and early 2009 but began to wane over the past six months. As their losses on bad loans moderated and as their balance sheets began to improve, several of the largest financial institutions began to repay funds loaned to them at the height of the financial crisis. Wall Street avoided the collapse of another major financial institution, and some major banks even recorded large profits in the third quarter.

As capital injections in the banks wound down, measures to bolster particular credit markets ramped up. Among the most prominent of these was the Fed’s Term Asset-Backed Securities Loan Facility (TALF), which began operations in March. The program’s parameters were steadily expanded to support the market for bundled student, auto, credit card, small business, and eventually commercial real estate loans. In March, the Fed also announced its intention to begin buying long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity—a policy known as “quantitative easing.” Additionally, the central bank continued its purchases of mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows.

As shown in the interest rate graph on page 1, intermediate- and long-term U.S. Treasury yields remained contained over the past six months despite signs of economic improvement and heavy new issuance by the Treasury Department. Short-term yields declined considerably as inflationary fears receded due to the economic slowdown. With limited room for short-term rates to decline further, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—remained steep.

MARKET NEWS

Treasury securities, which proved the most sought-after investment in the world in late 2008, have recorded more modest gains in 2009. In large part, this has been a consequence of investors turning away from the safe haven of U.S. government securities and seeking higher yields in riskier securities. As the year progressed, however, long-term yields may also have risen in response to worries about the federal deficit, which promised to result in massive amounts of new supply coming into the market. Investors wondered in particular if foreign buyers, including central banks, would continue to purchase Treasuries as the dollar fell.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.00% for the six-month period ended November 30, 2009, in line with its Lipper benchmark. It is important to note that Treasury bill yields have remained at such low levels that it has been impossible to buy any eligible investment within the fund’s investment horizon that produces income sufficient to offset the fund’s expenses. As a result, T. Rowe Price is voluntarily waiving its management fee as needed to support the fund’s yield.

Despite rates that have progressively ground lower, investors continued to show a preference for the safety and liquidity of the Treasury market. Overall supply of Treasury bills is up for 2009, which would normally place upward pressure on rates. But a contraction in supply in other types of money market issues—most notably corporate and financial-backed commercial paper—has meant that demand for Treasury bills remains very strong. As the Treasury looks to shift the overall maturity of its outstanding debt to longer maturities, future bill supply is expected to contract. Meanwhile, overall demand for very short-dated investments remains extremely high.

This combination of factors has pushed Treasury rates to all-time lows. The four-week bill yielded 0.015% at the end of November, while the 90-day bill ended at 0.038%. Longer bill rates saw similar downward pressure in yields; the six-month bill began the period yielding 0.27% and ended at 0.14%, while the one-year bill yielded 0.44% six months ago but now yields 0.24%. Safety and liquidity concerns seem to be overriding investor needs for income.

Our investment strategy is one of continually looking for opportunities to improve fund yield—a task that has proved particularly difficult lately. A significant portion of the portfolio is invested in Treasury collateralized overnight repurchase agreements, where yields offer a significant pickup over short-dated bills. These “repos” are essentially overnight investments backed by Treasury-only collateral that has a market value of 102% of the value of the loan. For added assurance, we enter into these agreements only with counterparties whom we deem acceptable and where we have a standardized agreement in place and the collateral is held at a third-party custodian.

In addition, we continue to expand our positions in debt issued under the Temporary Loan Guarantee Program (TLGP), which is guaranteed by the Federal Deposit Insurance Corporation (FDIC). These securities will not exceed 20% of assets for the U.S. Treasury Money Fund. In addition, the U.S. Treasury Money Fund invests only in those issuers that are on the T. Rowe Price-approved list of high-quality short-term debt issuers.

With rates expected to remain unchanged for some time, we continue to maintain a longer weighted average maturity on the portfolio, ending the period with an average maturity of 68 days, down from 77 at the end of the last reporting period.

U.S. Treasury Intermediate Fund
Your fund returned a solid 3.97% in the first half of our fiscal year. As shown in the table, the fund performed in line with the Barclays Capital index but lagged the Lipper benchmark. Fund returns in the six-month period reflected $0.09 of dividend income. The net asset value (NAV) increased to $6.04 from $5.90 six months ago.

Credit markets improved dramatically in 2009 as investors withdrew money from money market funds and increased exposure to bonds. Liquidity was provided by many types of investors including the Federal Reserve, which purchased agency- and mortgage-backed securities. Treasury yields declined over the past six months as the Fed continued to keep the funds rate at a historically low level of 0.00% to 0.25%. The best-performing maturity was the seven-year Treasury, which declined almost 60 basis points (0.60%). Yields on longer-dated maturities declined less, with the 30-year Treasury down by 35 basis points. Yields declined in the wake of many factors that would typically result in higher yields: a higher budget deficit, better economic data, a weaker dollar, increased U.S. Treasury supply, and increased investor risk appetite. Yet, demand for U.S. Treasuries did not dissipate over this period. At the end of our reporting period, the 2-, 5-, and 10-year U.S. Treasury yields were 0.65%, 2.0%, and 3.2%, respectively. We expect the Fed to continue its low-rate policy for some time.

Fund performance relative to the benchmark was hurt by a slight underweight in intermediate bonds and our defensive duration posture relative to the Barclays Capital index. (Duration measures a portfolio’s sensitivity to interest rate changes.)

Our allocation to Treasury inflation-protected securities (TIPS) added the most value relative to the benchmark as a dovish Fed, weaker dollar, and higher commodity prices heightened inflation expectations. We decreased our position in TIPS from 9% of the fund at the end of May to 5% at the end of the period. The fund’s position in Government National Mortgage Association (GNMA) securities also helped performance as investors sought higher yields beyond the safety of U.S. Treasuries. We slightly lowered our exposure to GNMA securities, from 6.0% to 5.0% during the period. The fund also purchased securities issued under the government TLGP, which added additional yield to the portfolio. These securities will not exceed 20% of assets for the U.S. Treasury Intermediate Fund.

U.S. Treasury Long-Term Fund
Your fund returned a solid 5.70% in the first half of our fiscal year. As shown in the table, the fund outperformed its Lipper peer group average and the Barclays Capital benchmark. Fund performance in the last six months reflected $0.24 of dividend income and a $0.44 increase in the NAV, from $12.10 to $12.54. As we noted in our previous shareholder report, economic improvements would reduce the size of gains in U.S. Treasury securities, and that has continued to occur over the last two cycles. This is a result of investors seeking higher returns from other asset classes, which have sent yields on Treasuries up and prices down. (Bond prices move in the opposite direction of yields.)

As with the U.S. Treasury Intermediate Fund, we kept the fund’s duration, or interest rate sensitivity, slightly defensive relative to our Barclays Capital benchmark, based on a large Federal Reserve balance sheet, a weaker dollar, increased Treasury supply, higher commodity prices, and heightened investor concern regarding inflation. The position proved beneficial during the period.

The fund also benefited from its allocation to TIPS due to the Fed’s policy of quantitative easing and heightened inflation expectations. We reduced our position in the securities from 7% of the fund in May to 3.5% at the end of the period. The fund’s position in GNMA securities also benefited performance as investors sought higher yields beyond the safety of U.S. Treasuries. We maintained our exposure to GNMA securities at about 5.5% of the fund during the period. The fund had a smaller allocation to the government-guaranteed AAA rated securities issued through the TLGP than the U.S. Treasury Intermediate Fund, as these securities mature in three years and are less suitable for the long-term fund. We maintained our 2% allocation to TLGP securities over the six-month period.

OUTLOOK

We believe that the economy is bottoming, but outright job creation and a falling unemployment rate may be prerequisites for the Fed to begin raising short-term rates. The Fed’s massive expansion of its balance sheet through direct purchases of Treasury and agency debt has complicated the central bank’s task of ending its extraordinary support of the credit markets and the economy—the so-called “exit strategy.” How the Fed will shift from its current policy stance to one less accommodative remains uncertain, but we will be watching closely in the months to come. In the meantime, we expect all money market rates, and Treasury bill rates, to remain closely anchored to the 0% fed funds target rate for some time.

The safety of investments backed by the U.S. Treasury will be offset by a historically low level of income for the near term. Our primary objective for the U.S. Treasury Money Fund is to provide liquidity and protect shareholders’ principal.

We expect that Treasury yields will be largely dependent on the developments in inflation and inflation expectations, which the Fed anticipates to remain benign over the near term. Longer term, we anticipate higher yields and a flattening of the yield curve as accommodative policy is removed from the system. The question remains as to when the path to higher yields begins.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 9, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Treasury Long Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds target rate as a benchmark for their prime lending rates.

Gross domestic product (GDP): Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Repurchase agreements: Repurchase agreements, also known as “repos” or “sale and repurchase agreements,” allow the fund to lend its cash to banks or other financial intermediaries at a fixed rate of interest.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
CORPORATE BONDS 0.2%		
Banking 0.2%		
Citigroup, FRN, 0.859%, 12/9/10 (1)	1,400	1,409
JPMorgan Chase, FRN, 0.848%, 12/2/10	1,750	1,760
		3,169
Total Corporate Bonds (Cost $3,169)		3,169
SHORT-TERM INVESTMENTS 99.3%		
MEDIUM-TERM NOTES 11.8%		
Bank of America, FRN, 0.33%, 9/13/10 (1)	34,750	34,789
Bank of America, FRN, 0.331%, 7/29/10 (1)	28,800	28,831
Citigroup Funding, FRN, 0.381%, 7/30/10	111,850	112,037
GE Capital, FRN, 0.334%, 7/8/10	25,500	25,529
GE Capital, FRN, 0.939%, 12/9/10 (1)	13,020	13,116
Goldman Sachs, FRN, 0.834%, 12/3/10 (1)	4,400	4,427
		218,729
REPURCHASE AGREEMENTS 16.6% (2)		
Barclays Capital, Tri-Party, Dated 11/30/09, 0.15% Delivery Value of $75,000,313 on 12/1/09, Collateralized by U.S. Government securities, 3.63%, 8/15/19 valued at $76,500,004	75,000	75,000
Credit Suisse First Boston, Tri-Party, Dated 11/30/09, 0.15% Delivery Value of $81,830,341 on 12/1/09, Collateralized by U.S. Government securities, 4.50%, 8/15/39 valued at $83,467,831	81,830	81,830
Deutsche Bank Securities, Tri-Party, Dated 11/30/09, 0.15% Delivery Value of $75,000,313 on 12/1/09, Collateralized by U.S. Government securities, 1.75% - 7.13%, 11/15/11 – 2/15/23, valued at $76,500,069	75,000	75,000

UBS Investment Bank, Tri-Party, Dated 11/30/09, 0.15% Delivery Value of $75,000,313 on 12/1/09, Collateralized by U.S. Government securities, 2.63%, 5/31/10 valued at $76,500,495	75,000	75,000
		306,830

U.S. TREASURY OBLIGATIONS 70.9%

U.S. Treasury Obligations 70.9%

U.S. Treasury Bills, 0.035%, 12/17/09	100,000	99,998
U.S. Treasury Bills, 0.063%, 2/11/10	52,000	51,994
U.S. Treasury Bills, 0.073%, 2/18/10	51,000	50,992
U.S. Treasury Bills, 0.075%, 1/28/10	38,000	37,995
U.S. Treasury Bills, 0.185%, 4/29/10	50,000	49,962
U.S. Treasury Bills, 0.29%, 1/7/10	50,000	49,985
U.S. Treasury Bills, 0.32%, 6/17/10	22,000	21,961
U.S. Treasury Bills, 0.345%, 5/6/10	5,000	4,993
U.S. Treasury Bills, 0.383%, 7/15/10	30,000	29,928
U.S. Treasury Bills, 0.445%, 6/17/10	38,000	37,907
U.S. Treasury Bills, 0.465%, 4/8/10	40,000	39,934
U.S. Treasury Bills, 0.485%, 4/8/10	30,000	29,948
U.S. Treasury Bills, 0.49%, 1/14/10	10,000	9,994
U.S. Treasury Bills, 0.49%, 3/11/10	20,000	19,973
U.S. Treasury Bills, 0.495%, 4/8/10	40,000	39,930
U.S. Treasury Bills, 0.51%, 12/17/09	40,000	39,991
U.S. Treasury Bills, 0.511%, 2/11/10	30,000	29,969
U.S. Treasury Bills, 0.57%, 12/17/09	2,100	2,099
U.S. Treasury Bills, 0.57%, 1/14/10	2,100	2,099
U.S. Treasury Bills, 0.59%, 12/17/09	35,000	34,991
U.S. Treasury Bills, 0.625%, 2/11/10	2,300	2,297
U.S. Treasury Notes, 2.00%, 2/28/10	106,000	106,437

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On November 30, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $10,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At November 30, 2009, the cost of investments for federal income tax purposes was $1,839,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At November 30, 2009, the effective annual group fee rate was 0.31%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended November 30, 2009, the total management fees waived were $1,354,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $26,000 for Price Associates; $488,000 for T. Rowe Price Services, Inc.; and $371,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010